AGREEMENT

                          JOINT FILING OF SCHEDULE 13D

            The undersigned hereby agrees to jointly prepare and file with regulatory authorities a Schedule 13D and any future amendments thereto reporting each of the undersigned's ownership of securities of Neoprobe Corp., and hereby affirm that such Schedule 13D is being filed on behalf of each of the undersigned.


                                    PARAMOUNT CAPITAL ASSET MANAGEMENT, INC.

Dated:   March 6, 2000
         New York, NY               By /s/ Lindsay A. Rosenwald, M.D.
                                      ------------------------------------------
                                        Lindsay A. Rosenwald, M.D.
                                        Chairman


                                    ARIES DOMESTIC FUND, L.P.
                                    By: Paramount Capital Asset Management, Inc.
                                        General Partner

Dated:   March 6, 2000
         New York, NY               By /s/ Lindsay A. Rosenwald, M.D.
                                      ------------------------------------------
                                        Lindsay A. Rosenwald, M.D.
                                        Chairman


                                    ARIES DOMESTIC FUND II, L.P.
                                    By: Paramount Capital Asset Management, Inc.
                                        General Partner

Dated:   March 6, 2000
         New York, NY               By /s/ Lindsay A. Rosenwald, M.D.
                                      ------------------------------------------
                                        Lindsay A. Rosenwald, M.D.
                                        Chairman


                                    THE ARIES FUND
                                    By: Paramount Capital Asset Management, Inc.
                                        Investment Manager

Dated:   March 6, 2000
         New York, NY               By /s/ Lindsay A. Rosenwald, M.D.
                                      ------------------------------------------
                                        Lindsay A. Rosenwald, M.D.
                                        Chairman

Dated:   March 6, 2000
         New York, NY               By /s/ Lindsay A. Rosenwald, M.D.
                                      ------------------------------------------
                                        Lindsay A. Rosenwald, M.D.